UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07540

Global High Income Fund Inc.

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.

UBS Global Asset Management

1285 Avenue of the Americas

New York, NY 10019-6028

(Name and address of agent for service)

Copy to:

Jack W. Murphy, Esq.

Dechert LLP

1900 K Street, N.W.

Washington, DC 20006

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2015

Item 1. Reports to Stockholders.

Closed-end Funds	Semiannual Report

Global High Income Fund Inc.

Semiannual Report

April 30, 2015

Global High Income Fund Inc.:

Managed distribution policy—key points to note

•	The Fund has a managed distribution policy (the “Policy”). Effective June 2015, the Fund makes regular monthly distributions at an annualized rate equal to 9% of the Fund’s net asset value, as determined as of the last trading day during the first week of a month (usually a Friday, unless the NYSE is closed that day). (From June 2014 through the monthly distribution for May 2015, the annualized rate had been 6% (which, consistent with the Policy, in any given month may have been comprised of a combination of net investment income, short- and/or long-term capital gains, and/or a return of capital)).

•	On May 20, 2015, the Fund issued a press release announcing that its Board had increased the annualized rate of the Fund’s monthly distribution from 6% to 9%, effective with the June 2015 monthly distribution. The Fund’s Board intends to maintain the 9% annualized distribution rate until at least June 2016 absent unforeseen circumstances. However, the Fund’s Board reserves its right to change that distribution rate or to change or terminate the Policy at any time without prior notice to Fund shareholders should the Board determine that to do so would be in the best interests of the Fund in light of unforeseen, changed circumstances from those that prevailed when the 9% annualized distribution rate was adopted in May 2015. Any such change or termination may have an adverse effect on the market price for the Fund’s shares and would be announced in a press release.

•	The Fund’s Board believed that the increased rate was appropriate based upon the recommendation of UBS Global Asset Management (Americas) Inc., (“UBS Global AM”), the Fund’s investment advisor, and in light of its ongoing consideration of efforts to reduce the discount to underlying net asset value at which the Fund’s shares recently had traded as of May 2015. Historically, UBS Global AM and the Board had sought to maintain distribution rates that were more closely aligned with the Fund’s expected earnings. In recent years, however, a general decline in prevailing bond yields and narrowing of spreads have reduced the Fund’s earnings levels, which resulted in reductions of the monthly distribution rate, which may have contributed to the discount at which the Fund’s shares have traded. UBS Global AM believes that increasing the annualized distribution rate may help to reduce the Fund’s trading discount.

•	In approving the increased distribution rate, the Fund’s Board has effectively de-linked the Fund’s managed distribution payments from the level of anticipated Fund earnings. To the extent that the aggregate amount distributed by the Fund under the Policy exceeds its current and accumulated earnings and profits, which is an expected result of the increase discussed above, the amount of that excess would constitute a return of capital or net realized capital gains for tax purposes. A return of capital may occur, for example, when some or all of the money that shareholders invested in the Fund is deemed to be paid back to them. A return of capital distribution does not reflect the Fund’s investment performance and should not be confused with “yield” or “income.” Of course, if the Fund’s earnings and profits in any fiscal year should exceed the aggregate amount distributed under the Policy, no return of capital to the Fund’s shareholders would occur, and the Fund would make an additional distribution in the amount of that excess near the end of the fiscal year.

•	You should not draw any conclusions about the Fund’s investment performance from the amount of the monthly distribution or from the terms of the Fund’s Policy.

•	The Fund periodically issues notices and press releases estimating the source characteristics of its monthly distributions. The estimated amounts and sources reported in these materials are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its entire fiscal year and may be subject to retroactive changes based on tax regulations. The Fund will send you a Form 1099-DIV (or your financial intermediary should provide you with similar information) for the calendar year that will tell you how to report these distributions for federal income tax purposes.

•	Further information regarding the Fund’s Policy is contained in the section captioned “Distribution policy” towards the end of this report.

Global High Income Fund Inc.

June 12, 2015

Dear shareholder,

We present you with the semiannual report for Global High Income Fund Inc. (the “Fund”) for the six months ended April 30, 2015 (the “reporting period”).

Please note that in May 2015, the Fund changed its managed distribution policy. Please see the inside front cover of this report (facing page) for important information about this change.

Performance

For the six months ended April 30, 2015, the Fund declined 4.34% on a net asset value basis and 3.80% on a market price basis. In comparison, the Fund’s benchmark, the Global High Income Fund Index (the “Index”), declined 3.84%.1 Over the same period, the Fund’s Lipper Emerging Markets Hard Currency Debt Funds peer group median fell 2.98% on a net asset value basis and 2.34% on a market price basis. (For more performance information, including a description of the Index, please refer to “Performance at a glance’’ on page 5.)

The Fund did not use structural leverage during the reporting period. That is, the Fund did not have preferred stock outstanding or borrow from banks for investment purposes, as some of its peers may have done. Leverage magnifies returns on both the upside and on the downside and creates a wider range of returns within the Fund’s peer group.

On the last trading day of the preceding fiscal year, which ended October 31, 2014, the Fund traded at a discount of 13.1%. At the close of the current reporting period, April 30, 2015, the Fund also traded at a discount of 13.1%. As of the same dates, the Lipper peer group reported median discounts of 12.2% and 11.7%, respectively.

A fund trades at a discount when the market price at which its shares trade is less than its NAV per share. Alternatively, a fund trades at a premium when the market price at which its shares trade is more than its NAV per share. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand, and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

Market commentary

The emerging markets debt asset class experienced periods of volatility during the reporting period. The asset class was weak during the first half of the period given a sharp decline in the price of oil, the ongoing conflict between

Global High Income Fund Inc.

Investment goals:

Primarily, high level of current income; secondarily, capital appreciation

Portfolio management:

Portfolio management team, including Uwe Schillhorn

UBS Global Asset Management (Americas) Inc.

Commencement:

October 8, 1993

NYSE symbol:

GHI

Distribution payments:

Monthly

[1]	The Global High Income Fund Index is an unmanaged index compiled by UBS Global Asset Management (Americas) Inc. constructed as follows: from the Fund’s inception until 12/31/93: 100% J.P. Morgan Emerging Markets Bond Index (EMBI); from 01/01/94 to 11/05/06: 100% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global); from 11/06/06 to 03/31/08: 70% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 30% J.P. Morgan Government Bond Index-Emerging Markets Diversified (GBI-EM Diversified); from 04/01/08 to 05/31/08: 50% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 50% J.P. Morgan Government Bond Index-Emerging Markets Diversified (GBI-EM Diversified); from 06/01/08 to present: 50% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM Global Diversified). Investors should note that indices do not reflect the deduction of fees and expenses.

Global High Income Fund Inc.

Russia and Ukraine, and fears of a default in Venezuela. Against this backdrop, investor risk aversion was elevated at times and emerging markets debt spreads widened, peaking in January 2015.2 However, the asset class then rallied over the second half of the period. This turnaround was triggered by stabilizing oil prices, expectations for improving growth in the US and increased investor risk appetite, especially for oil exporting countries and US dollar-denominated debt.

During the six months ended April 30, 2015, US dollar-denominated emerging markets debt, as measured by the JP Morgan Emerging Markets Bond Index Global (EMBI Global),3 gained 0.70%. Local market investments (emerging markets debt denominated in the currency of the issuer) declined 8.24%, as measured in US dollars by the JP Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM Global Diversified).4 Local debt generated weak results, as many emerging markets currencies fell sharply versus the US dollar.

Portfolio commentary

What worked

•	The Fund’s exposure to oil exporting countries during the second half of the reporting period was additive for performance. In particular, the Fund’s positions in Russia and Venezuela were beneficial for results, as their spreads narrowed during the second half of the period given improving oil prices.

•	An underweight to Ukrainian US dollar-denominated debt was beneficial for results. The Fund’s underweight was rewarded given the country’s deteriorating economic backdrop and the increasing likelihood of a debt restructuring.

•	The Fund’s increased exposure in US dollar-denominated debt, especially during the second half of the period, contributed to performance. In particular, the Fund’s overweight positions in Mexico, Dominican Republic, Costa Rica and Columbia were positive for results.

•	An overweight to Indian local debt enhanced the Fund’s results. India’s local debt performed relatively well as market sentiment for the country was generally positive given expectations for meaningful reforms and improving growth.

•	The Fund’s underweight to the Brazilian real contributed to performance. The real depreciated versus the US dollar given weak growth and elevated inflation in the country.

•	Overall, the Fund’s reduced allocation to local debt was additive for performance.

What didn’t work

•	The Fund’s exposure to oil exporting countries during the first half of the reporting period was negative for results. The Fund’s positions in a number of oil exporting countries detracted from performance, as they were negatively impacted by the declining price of oil. In particular, the Fund’s allocation to Russian quasi-sovereigns[5] performed poorly, despite a rebound toward the end of the reporting period.

[2]	“Spread” is the difference between the yields paid on a government bond (such as US Treasuries) and a security of a different quality, but with the same or similar maturity. When spreads widen, it implies the market is factoring in greater risk of default for the lower rated security; conversely, when spreads tighten, the market is factoring in less risk. Such movements in spreads generally result in changes in market prices for such securities.
[3]	The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.
[4]	The J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM Global Diversified) is an unmanaged index which is designed to track total returns for local currency debt instruments issued by emerging market governments. Investors should note that indices do not reflect the deduction of fees and expenses.
[5]	Quasi-sovereign bonds are securities issued by entities supported by the local government.

Global High Income Fund Inc.

•	Duration positioning was a headwind for the Fund’s performance. We tactically adjusted the Fund’s duration, but had a shorter position versus that of the Index. This negatively impacted results as intermediate- and longer-term US Treasury yields declined during the reporting period. (Duration measures a fund’s sensitivity to changes in interest rates and is related to the maturity of the bonds comprising the portfolio.)

•	The Fund’s overweight to Brazilian US dollar-denominated debt was negative for results. In particular, an overweight to Petrobras, a semi-public Brazilian multinational energy company, hurt the Fund’s performance. Petrobras debt was negatively impacted by a widening corruption scandal.

Portfolio adjustments

•	Several adjustments were made to the portfolio during the reporting period.

•	We reduced the Fund’s local currency and local debt positions and increased its allocation to US dollar-denominated debt.

•	During the sell-off in December 2014, we added to several positions in higher yielding countries that had become more attractively valued. This included the Fund’s holdings in Belarus, Mongolia, Sri Lanka and Venezuela.

Use of derivatives

•	The Fund continued to utilize a number of instruments to manage its overall currency exposure. Currency forwards were among the most commonly used derivative instruments. (A currency forward is an agreement between two parties to exchange a certain amount in currencies at a certain rate at a future date.) During the reporting period, the Fund’s overall currency management strategy contributed to results.

•	The Fund used various types of credit-related instruments to manage its credit risk across emerging markets. Credit default swaps (a type of credit derivative) and credit linked notes (notes structured to provide exposure to an underlying bond or asset) were utilized to adjust the Fund’s exposure to the debt of certain emerging markets countries. Whereas credit default swaps were generally used to adjust the Fund’s US dollar-denominated debt exposure, the other instruments were employed almost exclusively to gain access to various local markets. The overall management of US dollar-denominated assets, including credit derivatives, contributed to performance, as did the Fund’s local bond market exposure.

•	The Fund utilized interest rate-related derivative instruments, including, but not limited to, futures and swaps. Overall, duration and yield curve management detracted from performance during the reporting period.

Outlook

Recent economic data show that US GDP growth was negative in the first quarter of 2015. We believe this was partially due to severe winter weather in parts of the country. In our view, the US economy should gain some momentum as the year progresses. That said, we do not expect to see robust growth given continued slack in areas of the economy, generally weak growth overseas and the impact from the stronger US dollar. We believe that the Fed will likely start raising interest rates later in 2015, but that its approach to policy normalization should be very gradual.

Turning to the fixed income market, the potential for higher interest rates is a headwind for bond prices. However, we do not expect to see a sharp rise in rates given the global economic environment and the cautious Fed. We believe credit fundamentals are generally sound, with large cash balances on many corporate balance sheets and low default rates. We are keeping a close eye on market technicals, as investor demand could be challenged at times given numerous geopolitical issues and if the Fed takes a more aggressive stance in terms of interest rate hikes.

Global High Income Fund Inc.

While global growth is recovering slowly, emerging economies are still lagging, but we feel that growth could be bolstered by increasing exports. A stable oil price and more supportive demand for commodities in general could be a first indication for improving growth in emerging economies. In addition, emerging markets currencies have depreciated in recent months, and this makes products from developing countries more attractive on a relative basis. This could also be supportive for emerging markets countries, as long as their central banks remain on hold in terms of raising interest rates. In our view, inflation is relatively benign overall and, as such, we do not expect to see policy tightening in the near term.

However, we recognize that some emerging markets countries still show a lower level of economic activity and further downward revisions to growth cannot be ruled out. In addition, we believe that political uncertainty will keep volatility high for the time being and will impact investors’ confidence. That said, current spread levels, together with an improving fundamental outlook, should be attractive for the emerging markets debt asset class.

We thank you for your continued support and welcome any comments or questions you may have. For additional information regarding your fund, please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Mark E. Carver	Uwe Schillhorn, CFA
President	Vice President & Portfolio Management Team Member
Global High Income Fund Inc.	Global High Income Fund Inc.
Managing Director	Managing Director
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.	(Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended April 30, 2015. The views and opinions in the letter were current as of June 12, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Global High Income Fund Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 04/30/2015

Net asset value returns	6 months	1 year	5 years	10 years

Global High Income Fund Inc.	(4.34)%	(3.93)%	2.43%	5.94%
Lipper Emerging Markets Hard Currency Debt Funds	(2.98)%	(1.10)%	5.20%	7.75%
Market price returns

Global High Income Fund Inc.	(3.80)%	(4.78)%	0.14%	3.38%
Lipper Emerging Markets Hard Currency Debt Funds	(2.34)%	(2.80)%	5.02%	8.01%
Index returns

Global High Income Fund Index[1]	(3.84)%	(2.62)%	4.07%	7.20%
J.P. Morgan Emerging Markets Bond Index Global (EMBI Global)[2]	0.70%	4.50%	7.08%	8.09%

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or on the sale of Fund shares.

[1]	The Global High Income Fund Index is an unmanaged index compiled by UBS Global Asset Management (Americas) Inc. constructed as follows: from the Fund’s inception until 12/31/93: 100% J.P. Morgan Emerging Markets Bond Index (EMBI); from 01/01/94 to 11/05/06: 100% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global); from 11/06/06 to 03/31/08: 70% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 30% J.P. Morgan Government Bond Index-Emerging Markets Diversified (GBI-EM Diversified); from 04/01/08 to 05/31/08: 50% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 50% J.P. Morgan Government Bond Index-Emerging Markets Diversified (GBI-EM Diversified); from 06/01/08 to present: 50% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM Global Diversified). Investors should note that indices do not reflect the deduction of fees and expenses.
[2]	The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group. Lipper classifies the Fund in its “Emerging Markets Hard Currency Debt Funds” category, which includes both leveraged and non-leveraged closed-end funds that seek either current income or total return by investing primarily in emerging market debt securities.

Any Fund performance information reflects the deduction of the Fund’s fees and expenses, as indicated in shareholder reports, such as investment advisory and administration fees, custody fees, exchange listing fees, etc. It does not reflect any transaction charges that a shareholder may incur when (s)he buys or sells shares (e.g., a shareholder’s brokerage commissions).

Investing in the Fund entails specific risks, such as interest rate risk and the risks associated with investing in the securities of issuers in emerging market countries. The value of the Fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in emerging market issuers may decline in value because of unfavorable government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Further detailed information regarding the Fund, including a discussion of principal objectives, principal investment strategies and principal risks, may be found in the fund overview located at http://www.ubs.com/closedendfunsinfo. You may also request copies of the fund overview by calling the Closed-End Funds Desk at 888-793 8637.

Global High Income Fund Inc.

Portfolio statistics (unaudited)

Characteristics[1]	04/30/15		10/31/14		04/30/14
Net asset value	$10.34		$11.14		$11.44
Market price	$8.99		$9.68		$10.13
12-month dividends/distributions	$0.6684		$0.7538		$0.8259
Monthly dividend/distribution at period-end	$0.0509		$0.0554		$0.0666
Net assets (mm)	$223.2		$240.6		$247.0
Weighted average maturity (yrs.)	9.0		8.6		8.6
Duration (yrs.)[2]	6.1		5.9		5.8

Currency breakdown[3]	04/30/15		10/31/14		04/30/14
US dollar denominated	56.5%		53.9%		57.5%
Foreign denominated	43.5		46.1		42.5
Total	100.0%		100.0%		100.0%

Top ten countries[4] (bond holdings)	04/30/15		10/31/14		04/30/14
Brazil	9.9%	Brazil	11.6%	Brazil	10.8%
Indonesia	8.7	Indonesia	8.1	Turkey	8.5
Turkey	6.7	Turkey	7.8	Russia	6.7
Mexico	5.8	Russia	6.9	Indonesia	5.8
Russia	5.7	Mexico	5.7	Venezuela	5.4
Malaysia	5.3	Venezuela	4.4	Mexico	5.3
South Africa	5.1	Columbia	4.0	India	4.6
Poland	4.3	South Africa	4.0	Malaysia	4.4
India	3.9	Malaysia	4.0	Poland	4.0
Columbia	3.8	Poland	3.8	South Africa	3.9
	59.2%		60.3%		59.4%

Credit quality[5]	04/30/15		10/31/14		04/30/14
AA	1.3%		1.0%		0.9%
A	11.7		10.4		12.3
BBB	23.5		27.4		25.9
BB	14.5		11.2		10.5
B	11.0		9.9		12.3
CCC	3.2		4.0		0.0
Non-rated	30.3		33.0		28.6
Cash equivalents	2.2		2.6		6.9
Other assets less liabilities	2.3		0.5		2.6
Total	100.0%		100.0%		100.0%

[1]	Prices and other characteristics will vary over time.
[2]	Duration is a measure of price sensitivity of a fixed income investment or portfolio (expressed as % change in price) to a 1 percentage point (i.e., 100 basis points) change in interest rates, accounting for optionality in bonds such as prepayment risk and call/put features.
[3]	Breakdown represents a percentage of market value as of dates indicated. Forward foreign currency contracts are reflected at unrealized appreciation/depreciation; this may not align with the risk exposure described in the portfolio commentary section of the preceeding shareholder letter which reflects forward foreign currency contracts based on contract notional amount. As of the most recent period end, April 30, 2015, the Fund maintained a risk exposure to non-U.S. dollar currencies equal to approximately 52% of the Fund.
[4]	Weightings represent percentage of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.
[5]	Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor’s Financial Services LLC, a part of McGraw-Hill Financial (“S&P”), to individual portfolio holdings. S&P is an independent ratings agency. Ratings reflected represent S&P individual debt issue credit ratings. While S&P may provide a credit rating for a bond issuer (e.g., a specific company or country); certain issues, such as some sovereign debt, may not be covered or rated and therefore are reflected as non-rated for the purposes of this table. Credit ratings range from AAA, being the highest, to D, being the lowest, based on S&P’s measures; ratings of BBB or higher are considered to be investment grade quality. Unrated securities do not necessarily indicate low quality. Further information regarding S&P’s rating methodology may be found on its website at www.standardandpoors.com. Please note that references to credit quality made in the commentary above may reflect ratings based on multiple providers (not just S&P) and thus may not align with the data represented in this table. S&P credit ratings were identified and selected for use in the credit quality table included above given their coverage of the asset class in which the Fund invests.

Global High Income Fund Inc.

Industry diversification (unaudited)

As a percentage of net assets

As of April 30, 2015

Bonds
Corporate bonds
Airlines	0.25%
Automobiles	0.09
Banks	7.11
Capital markets	1.58
Chemicals	0.37
Construction & engineering	0.19
Construction materials	0.32
Consumer finance	0.19
Diversified financial services	3.43
Electric utilities	2.38
Electrical equipment	0.98
Food & staples retailing	0.10
Food products	0.32
Independent power and renewable electricity producers	0.20
Marine	0.24
Metals & mining	0.20
Multiline retail	0.09
Oil, gas & consumable fuels	6.69
Real estate management & development	0.11
Road & rail	1.41
Specialty retail	0.11
Wireless telecommunication services	0.10

Total corporate bonds	26.46

Non-US government obligations	66.33
Structured notes	2.76

Total bonds	95.55

Short-term investment	2.15

Total investments	97.70

Cash and other assets, less liabilities	2.30

Net assets	100.00%

Global High Income Fund Inc.

Portfolio of investments—April 30, 2015

(unaudited)

	Face amount	Value
Bonds: 95.55%
Corporate bonds: 26.46%
Azerbaijan: 0.90%
International Bank of Azerbaijan OJSC Via Rubrika Finance Co., Ltd., 7.200%, due 10/31/16	$2,000,000	$2,015,000

Brazil: 2.89%
Banco do Brasil SA, 5.875%, due 01/26/22[1]	1,900,000	1,907,695
Caixa Economica Federal, 2.375%, due 11/06/17[1]	200,000	193,010
Centrais Eletricas Brasileiras SA, 5.750%, due 10/27/21[1]	500,000	455,150
5.750%, due 10/27/21[2]	2,200,000	2,002,660
Marfrig Holding Europe BV, 8.375%, due 05/09/18[2]	250,000	243,075
Minerva Luxembourg SA, 7.750%, due 01/31/23[2]	250,000	250,075
Petrobras Global Finance BV, 2.415%, due 01/15/19[3]	470,000	433,622
3.151%, due 03/17/20[3]	450,000	421,875
7.250%, due 03/17/44	545,000	531,075
		6,438,237

Chile: 0.44%
Colbun SA, 4.500%, due 07/10/24[2]	200,000	207,260
Empresa Electrica Angamos SA, 4.875%, due 05/25/29[1]	250,000	250,313
Empresa Electrica Guacolda SA, 4.560%, due 04/30/25[1]	300,000	298,500
ENTEL Chile SA, 4.875%, due 10/30/24[2]	210,000	222,075
		978,148

China: 1.48%
BOC Aviation Pte Ltd., 3.000%, due 03/30/20[1]	425,000	423,597
Charming Light Investments Ltd., 3.750%, due 09/03/19	200,000	202,922
5.000%, due 09/03/24	200,000	206,065
CNOOC Curtis Funding No 1 Pty Ltd., 4.500%, due 10/03/23[1]	235,000	252,395
Golden Eagle Retail Group Ltd., 4.625%, due 05/21/23[2]	250,000	210,046
Huarong Finance II Co. Ltd., 5.500%, due 01/16/25	500,000	533,814

	Face amount	Value
Prosperous Ray Ltd., 4.625%, due 11/12/23[2]	$200,000	$216,518
Sinochem Overseas Capital Co., Ltd., 4.500%, due 11/12/20[1]	200,000	215,328
4.500%, due 11/12/20[2]	265,000	285,447
Sinopec Group Overseas Development 2014 Ltd., 4.375%, due 04/10/24[1]	710,000	764,855
		3,310,987

Colombia: 0.34%
Bancolombia SA, 5.125%, due 09/11/22	210,000	213,780
Ecopetrol SA, 7.375%, due 09/18/43	480,000	539,611
		753,391

Croatia: 0.19%
Agrokor DD, 8.875%, due 02/01/20[1]	200,000	219,750
Hrvatska Elektroprivreda, 6.000%, due 11/09/17[2]	200,000	210,000
		429,750

Ecuador: 0.24%
EP PetroEcuador via Noble Sovereign Funding I Ltd., 5.897%, due 09/24/19[2,3]	568,421	530,053

Hungary: 0.44%
Magyar Export-Import Bank Zrt, 4.000%, due 01/30/20[1]	650,000	665,438
5.500%, due 02/12/18[2]	300,000	319,125
		984,563

India: 1.29%
ABJA Investment Co. Pte Ltd., 5.950%, due 07/31/24[2]	225,000	233,113
Canara Bank/London, 6.365%, due 11/28/21[3]	650,000	664,905
ICICI Bank Ltd., 6.375%, due 04/30/22[2,3]	1,700,000	1,772,250
Vedanta Resources PLC, 9.500%, due 07/18/18[2]	210,000	219,450
		2,889,718

Indonesia: 1.60%
Indo Energy Finance II BV, 6.375%, due 01/24/23[2]	250,000	163,750
Majapahit Holding BV, 7.250%, due 06/28/17[1]	100,000	109,500

Global High Income Fund Inc.

Portfolio of investments—April 30, 2015

(unaudited)

	Face amount	Value
Bonds—(continued)
Corporate bonds—(continued)
Indonesia—(concluded)
MPM Global Pte Ltd., 6.750%, due 09/19/19[2]	$200,000	$197,452
Pelabuhan Indonesia II PT, 4.250%, due 05/05/25[1]	550,000	533,500
Pertamina Persero PT, 4.300%, due 05/20/23[1]	200,000	199,500
5.625%, due 05/20/43[1]	200,000	192,891
6.000%, due 05/03/42[1]	1,700,000	1,702,507
6.500%, due 05/27/41[2]	200,000	214,750
Theta Capital Pte Ltd., 6.125%, due 11/14/20[2]	250,000	254,375
		3,568,225

Kazakhstan: 0.99%
Development Bank of Kazakhstan JSC, 5.500%, due 12/20/15[1]	264,000	269,280
Kazakhstan Temir Zholy Finance BV, 6.950%, due 07/10/42[1]	750,000	761,250
6.950%, due 07/10/42[2]	350,000	355,250
KazMunayGas National Co. JSC, 4.400%, due 04/30/23[2]	200,000	189,500
5.750%, due 04/30/43[1]	700,000	624,750
		2,200,030

Malaysia: 1.08%
Malayan Banking Bhd, 3.250%, due 09/20/22[2,3]	1,550,000	1,564,091
Petronas Capital Ltd., 3.500%, due 03/18/25[1]	530,000	541,283
4.500%, due 03/18/45[1]	290,000	295,964
		2,401,338

Mexico: 2.51%
Cemex SAB de CV, 5.700%, due 01/11/25[1]	300,000	302,250
Comision Federal de Electricidad, 4.875%, due 01/15/24[2]	850,000	908,437
Elementia SAB de CV, 5.500%, due 01/15/25[1]	250,000	248,750
Empresas ICA SAB de CV, 8.875%, due 05/29/24[2]	490,000	423,850
Petroleos Mexicanos, 5.625%, due 01/23/46[1]	150,000	149,625
5.625%, due 01/23/46[2]	2,200,000	2,204,620
6.625%, due 06/15/35	650,000	732,550

	Face amount		Value
7.190%, due 09/12/24	MXN	10,000,000	$630,661
			5,600,743
Morocco: 0.37%
OCP SA, 4.500%, due 10/22/25[1]		$350,000	338,187
6.875%, due 04/25/44[1]		250,000	273,125
6.875%, due 04/25/44[2]		200,000	218,500
			829,812

Nigeria: 0.67%
FBN Finance Co. BV, 8.000%, due 07/23/21[1,3]		1,600,000	1,496,000

Panama: 0.25%
Avianca Holdings SA, 8.375%, due 05/10/20[2]		550,000	547,250

Peru: 0.47%
Fondo MIVIVIENDA SA, 3.500%, due 01/31/23[1]		450,000	444,375
InRetail Consumer, 5.250%, due 10/10/21[1]		230,000	234,600
Intercorp Peru Ltd., 5.875%, due 02/12/25[1]		215,000	217,150
Union Andina de Cementos SAA,
5.875%, due 10/30/21[1]		150,000	152,625
			1,048,750

Philippines: 0.98%
Power Sector Assets & Liabilities Management Corp., 9.625%, due 05/15/28		1,400,000	2,192,750

Russia: 2.42%
RSHB Capital SA for OJSC Russian Agricultural Bank, 5.298%, due 12/27/17[2]		1,000,000	951,465
6.000%, due 06/03/21[2,3]		550,000	485,375
8.700%, due 03/17/16	RUB	10,000,000	186,076
Sberbank of Russia, 5.717%, due 06/16/21[2]		$330,000	313,913
5.717%, due 06/16/21		500,000	475,625
6.125%, due 02/07/22[2]		700,000	675,500
VEB Finance Ltd., 5.375%, due 02/13/17[2]		1,590,000	1,554,225
6.025%, due 07/05/22[1]		200,000	180,000
6.902%, due 07/09/20[1]		200,000	191,500
6.902%, due 07/09/20[2]		400,000	383,000
			5,396,679

Global High Income Fund Inc.

Portfolio of investments—April 30, 2015

(unaudited)

	Face amount		Value
Bonds—(continued)
Corporate bonds—(concluded)
South Africa: 1.50%
Eskom Holdings SOC Ltd., 6.750%, due 08/06/23[2]		$500,000	$516,250
7.125%, due 02/11/25[1]		770,000	801,762
Transnet SOC Ltd., 9.500%, due 05/13/21[1]	ZAR	12,660,000	1,064,297
10.000%, due 03/30/29		12,000,000	967,999
			3,350,308

Sri Lanka: 1.06%
Bank of Ceylon, 5.325%, due 04/16/18[2]		$300,000	298,500
National Savings Bank, 8.875%, due 09/18/18[1]		900,000	976,500
8.875%, due 09/18/18[2]		1,000,000	1,085,000
			2,360,000

Thailand: 0.09%
Krung Thai Bank PCL, 5.200%, due 12/26/24[2,3]		200,000	208,273

Trinidad and Tobago: 0.09%
Petroleum Co. of Trinidad & Tobago Ltd., 9.750%, due 08/14/19[2]		165,000	198,083

Turkey: 1.68%
Export Credit Bank of Turkey, 5.375%, due 11/04/16[1]		700,000	724,500
5.875%, due 04/24/19[1]		400,000	421,000
Turkiye Halk Bankasi AS, 3.875%, due 02/05/20[2]		300,000	285,750
4.875%, due 07/19/17[1]		800,000	820,000
Turkiye Vakiflar Bankasi TAO, 3.750%, due 04/15/18[2]		1,100,000	1,078,000
5.750%, due 04/24/17[2]		400,000	415,500
			3,744,750

United Arab Emirates: 0.59%
IPIC GMTN Ltd., 5.500%, due 03/01/22[2]		1,126,000	1,320,235

Venezuela: 1.90%
Petroleos de Venezuela SA, 5.250%, due 04/12/17[2]		530,000	310,077
6.000%, due 05/16/24[2]		1,700,000	718,250
6.000%, due 11/15/26[2]		2,360,000	975,388
8.500%, due 11/02/17[1]		454,000	347,900
8.500%, due 11/02/17[2]		610,000	467,443

	Face amount		Value
9.000%, due 11/17/21[2]		$1,805,000	$871,003
9.750%, due 05/17/35[2]		1,145,000	553,092
			4,243,153
Total corporate bonds (cost $61,080,802)			59,036,226

Non-US government obligations: 66.33%
Albania: 0.93%
Republic of Albania, 7.500%, due 11/04/15	EUR	1,800,000	2,071,001

Angola: 0.12%
Republic of Angola Via Northern Lights III BV, 7.000%, due 08/16/19[2]		$250,000	257,875

Argentina: 0.50%
Republic of Argentina, 0.000%, due 12/15/35[4]		520,000	48,620
0.000%, due 12/15/35[4]		501,737	45,909
7.000%, due 10/03/15		165,000	161,874
Series 1, 8.750%, due 06/02/17[5]		872,897	853,257
			1,109,660

Belarus: 1.06%
Republic of Belarus, 8.750%, due 08/03/15[2]		2,300,000	2,225,250
8.950%, due 01/26/18[2]		150,000	138,000
			2,363,250

Bolivia: 0.37%
Plurinational State of Bolivia, 5.950%, due 08/22/23[2]		800,000	836,000

Brazil: 7.00%
Federative Republic of Brazil, 5.000%, due 01/27/45		800,000	750,000
6.000%, due 08/15/50[6]	BRL	1,000,000	856,615
10.498%, due 07/01/16[7]		12,661,000	3,616,693
Notas do Tesouro Nacional, Series B, 6.000%, due 05/15/45[6]		4,130,000	3,541,101
Series F, 10.000%, due 01/01/17		1,280,000	404,069
10.000%, due 01/01/19		7,522,000	2,289,896
10.000%, due 01/01/21		6,428,000	1,906,855
10.000%, due 01/01/25		2,469,000	696,867
State of Minas Gerais, 5.333%, due 02/15/28[1]		$1,600,000	1,568,000
			15,630,096

Global High Income Fund Inc.

Portfolio of investments—April 30, 2015

(unaudited)

	Face amount		Value
Bonds—(continued)
Non-US government obligations—(continued)
China: 0.24%
China Government Bond, 2.480%, due 12/01/20	CNY	3,500,000	535,938

Colombia: 3.41%
Republic of Colombia, 2.625%, due 03/15/23		$580,000	545,200
4.375%, due 07/12/21		350,000	371,350
4.375%, due 03/21/23	COP	395,000,000	153,148
6.000%, due 04/28/28		1,844,000,000	687,049
6.125%, due 01/18/41		$150,000	175,125
7.375%, due 09/18/37		575,000	766,906
8.125%, due 05/21/24		250,000	331,875
9.850%, due 06/28/27	COP	1,106,000,000	606,377
12.000%, due 10/22/15		2,130,000,000	921,390
Series B, 6.000%, due 04/28/28		8,202,000,000	3,055,951
			7,614,371

Costa Rica: 1.07%
Banco Nacional de Costa Rica, 4.875%, due 11/01/18[2]		$400,000	406,000
6.250%, due 11/01/23[1]		500,000	511,875
Republic of Costa Rica, 7.000%, due 04/04/44[1]		200,000	205,500
7.000%, due 04/04/44[2]		675,000	693,562
7.158%, due 03/12/45[1]		550,000	570,625
			2,387,562

Dominican Republic: 0.68%
Republic of Dominica, 5.500%, due 01/27/25[1]		485,000	501,975
6.850%, due 01/27/45[1]		750,000	787,500
7.500%, due 05/06/21[1]		200,000	224,250
			1,513,725

Ecuador: 0.13%
Republic of Ecuador, 7.950%, due 06/20/24[1]		300,000	292,500

El Salvador: 0.48%
Republic of El Salvador, 7.750%, due 01/24/23[2]		320,000	359,200
8.250%, due 04/10/32[2]		615,000	707,250
			1,066,450

	Face amount		Value
Ethiopia: 0.20%
Republic of Ethiopia, 6.625%, due 12/11/24[1]		$450,000	$452,250

Gabon: 0.63%
Gabonese Republic, 6.375%, due 12/12/24[1]		550,000	551,375
6.375%, due 12/12/24[2]		840,000	847,980
			1,399,355

Ghana: 0.42%
Republic of Ghana, 7.875%, due 08/07/23[2]		200,000	193,000
8.125%, due 01/18/26[1]		230,000	221,950
8.500%, due 10/04/17[2]		500,000	518,750
			933,700

Honduras: 0.10%
Republic of Honduras, 8.750%, due 12/16/20[1]		200,000	229,500

Hungary: 2.36%
Government of Hungary, 5.375%, due 02/21/23		550,000	616,000
5.500%, due 06/24/25	HUF	181,850,000	783,204
5.750%, due 11/22/23		$800,000	918,000
6.500%, due 06/24/19	HUF	90,000,000	380,876
6.750%, due 02/24/17		70,000,000	281,411
7.500%, due 11/12/20		150,000,000	679,631
7.625%, due 03/29/41		$310,000	441,362
Magyar Fejlesztesi Bank Rt, 5.875%, due 05/31/16	EUR	1,000,000	1,177,806
			5,278,290

Indonesia: 7.13%
Indonesia Treasury Bond, 8.375%, due 03/15/34	IDR	1,210,000,000	95,912
9.000%, due 03/15/29		66,350,000,000	5,571,557
9.500%, due 07/15/23		29,400,000,000	2,500,559
11.750%, due 08/15/23		4,600,000,000	439,152
12.000%, due 09/15/26		12,215,000,000	1,230,688
Republic of Indonesia, 3.375%, due 04/15/23[2]		$300,000	$293,625
3.750%, due 04/25/22[2]		430,000	438,062
4.875%, due 05/05/21[1]		1,080,000	1,175,850
5.875%, due 03/13/20[2]		1,000,000	1,132,500
6.625%, due 02/17/37[2]		920,000	1,114,350
7.750%, due 01/17/38[2]		785,000	1,070,544
8.500%, due 10/12/35[2]		400,000	577,000

Global High Income Fund Inc.

Portfolio of investments—April 30, 2015

(unaudited)

	Face amount		Value
Bonds—(continued)
Non-US government obligations—(continued)
Indonesia—(concluded)
11.625%, due 03/04/19[2]		$200,000	$266,500
			15,906,299

Iraq: 0.38%
Republic of Iraq, 5.800%, due 01/15/28[2]		1,000,000	858,750

Ivory Coast: 0.59%
Republic of Ivory Coast, 5.750%, due 12/31/32[2,8]		1,000,000	955,000
6.375%, due 03/03/28[1]		350,000	351,750
			1,306,750

Kazakhstan: 0.30%
Republic of Kazakhstan, 3.875%, due 10/14/24[1]		450,000	435,375
4.875%, due 10/14/44[1]		250,000	231,250
			666,625

Kenya: 0.72%
Republic of Kenya, 5.875%, due 06/24/19[1]		900,000	927,000
6.875%, due 06/24/24[2]		650,000	684,125
			1,611,125

Lithuania: 0.17%
Republic of Lithuania, 6.625%, due 02/01/22[1]		300,000	369,375

Malaysia: 4.21%
Government of Malaysia, 3.580%, due 09/28/18	MYR	2,600,000	732,384
3.835%, due 08/12/15		450,000	126,625
4.012%, due 09/15/17		9,200,000	2,622,704
4.181%, due 07/15/24		5,500,000	1,576,646
4.262%, due 09/15/16		5,100,000	1,451,807
4.498%, due 04/15/30		9,810,000	2,884,605
			9,394,771

Mexico: 3.32%
Mexican Bonos, Series M, 7.750%, due 11/13/42	MXN	4,800,000	361,119
10.000%, due 12/05/24		4,480,000	379,748
10.000%, due 11/20/36		2,000,000	184,670
Mexican Udibonos, Series S, 2.500%, due 12/10/20[6]		16,983,542	1,101,817

	Face amount		Value
4.000%, due 11/15/40[6]	MXN	26,802,153	$1,883,838
United Mexican States, 4.600%, due 01/23/46		$200,000	199,500
4.750%, due 03/08/44		1,100,000	1,130,250
5.550%, due 01/21/45		800,000	918,000
6.050%, due 01/11/40		1,030,000	1,251,450
			7,410,392

Mongolia: 1.11%
Development Bank of Mongolia LLC, 5.750%, due 03/21/17[2]		1,500,000	1,453,125
Mongolia Government International Bond, 4.125%, due 01/05/18[1]		300,000	282,375
5.125%, due 12/05/22[1]		830,000	736,625
			2,472,125

Montenegro: 0.51%
Republic of Montenegro, 7.875%, due 09/14/15	EUR	1,000,000	1,145,447

Nigeria: 0.30%
Republic of Nigeria, 6.375%, due 07/12/23[2]		$650,000	680,875

Pakistan: 0.19%
Islamic Republic of Pakistan, 7.125%, due 03/31/16[2]		100,000	103,125
7.875%, due 03/31/36[2]		100,000	97,000
8.250%, due 04/15/24[2]		200,000	217,737
			417,862

Panama: 0.13%
Republic of Panama, 4.300%, due 04/29/53		300,000	283,500

Paraguay: 0.26%
Republic of Paraguay, 4.625%, due 01/25/23[1]		350,000	359,625
6.100%, due 08/11/44[1]		200,000	216,000
			575,625

Peru: 2.15%
Republic of Peru, 5.625%, due 11/18/50		600,000	721,500
5.700%, due 08/12/24[1]	PEN	4,800,000	1,506,855
6.900%, due 08/12/37[2]		1,250,000	403,625
6.950%, due 08/12/31[1]		2,070,000	681,594
6.950%, due 08/12/31[2]		2,860,000	941,718

Global High Income Fund Inc.

Portfolio of investments—April 30, 2015

(unaudited)

	Face amount		Value
Bonds—(continued)
Non-US government obligations—(continued)
Peru—(concluded)
8.200%, due 08/12/26	PEN	1,442,000	$535,935
			4,791,227

Philippines: 0.37%
Republic of the Philippines, 3.900%, due 11/26/22	PHP	5,000,000	111,723
3.950%, due 01/20/40		$200,000	211,400
4.950%, due 01/15/21	PHP	10,000,000	237,480
6.250%, due 01/14/36		10,000,000	257,130
			817,733

Poland: 4.33%
Republic of Poland, 3.250%, due 07/25/25	PLN	3,950,000	1,157,629
4.750%, due 04/25/17		16,500,000	4,855,144
5.000%, due 04/25/16		5,300,000	1,519,853
5.000%, due 03/23/22		$200,000	228,000
5.500%, due 10/25/19	PLN	6,000,000	1,904,096
			9,664,722

Romania: 1.74%
Government of Romania, 4.375%, due 08/22/23[1]		$200,000	211,760
4.750%, due 02/24/25	RON	3,000,000	842,286
5.750%, due 01/27/16		3,150,000	824,183
5.900%, due 07/26/17		5,200,000	1,435,242
6.125%, due 01/22/44[1]		$450,000	559,125
			3,872,596

Russia: 3.25%
Russian Federation, 3.500%, due 01/16/19[2]		1,000,000	977,500
4.875%, due 09/16/23[2]		800,000	784,000
5.000%, due 04/29/20[2]		500,000	508,750
5.625%, due 04/04/42[1]		1,000,000	956,250
5.625%, due 04/04/42[2]		200,000	191,250
7.000%, due 01/25/23	RUB	25,100,000	398,993
7.050%, due 01/19/28		55,000,000	817,088
7.600%, due 04/14/21		87,500,000	1,474,743
8.150%, due 02/03/27		69,500,000	1,149,064
			7,257,638

Senegal: 0.10%
Republic of Senegal, 8.750%, due 05/13/21[2]		$200,000	224,500

	Face amount		Value
South Africa: 3.61%
Republic of South Africa, 5.500%, due 03/09/20		$100,000	$109,375
5.875%, due 09/16/25		1,150,000	1,312,438
6.250%, due 03/31/36	ZAR	13,900,000	910,100
7.000%, due 02/28/31		17,000,000	1,251,436
7.750%, due 02/28/23		37,600,000	3,156,284
10.500%, due 12/21/26		11,050,000	1,105,655
13.500%, due 09/15/16		2,266,666	207,584
			8,052,872

Sri Lanka: 1.04%
Republic of Sri Lanka, 5.875%, due 07/25/22[2]		$700,000	711,900
6.250%, due 10/04/20[1]		550,000	569,937
6.250%, due 10/04/20[2]		1,000,000	1,036,250
			2,318,087

Thailand: 3.40%
Government of Thailand, 1.200%, due 07/14/21[2,6]	THB	112,559,663	3,314,775
3.775%, due 06/25/32		10,000,000	324,342
3.850%, due 12/12/25		18,500,000	627,510
3.875%, due 03/07/18		2,100,000	67,300
3.875%, due 06/13/19		62,100,000	2,020,088
4.675%, due 06/29/44		19,150,000	693,498
4.875%, due 06/22/29		11,650,000	434,781
5.125%, due 03/13/18		3,400,000	112,660
			7,594,954

Turkey: 5.03%
Republic of Turkey, 5.125%, due 03/25/22		$1,450,000	1,531,563
5.625%, due 03/30/21		1,000,000	1,088,750
5.750%, due 03/22/24		500,000	549,375
6.250%, due 09/26/22		230,000	259,325
6.750%, due 05/30/40		200,000	242,250
6.875%, due 03/17/36		250,000	302,812
7.100%, due 03/08/23	TRY	2,300,000	756,743
7.500%, due 11/07/19		$200,000	233,000
8.000%, due 02/14/34		350,000	469,438
8.500%, due 09/14/22	TRY	1,500,000	540,414
9.000%, due 07/24/24		1,350,000	501,637
10.500%, due 01/15/20		12,100,000	4,756,879
			11,232,186

Ukraine: 0.26%
Financing of Infrastructural Projects State Enterprise, 8.375%, due 11/03/17[1]		$1,150,000	500,246

Global High Income Fund Inc.

Portfolio of investments—April 30, 2015

(unaudited)

	Face amount	Value
Bonds—(concluded)
Non-US government obligations—(concluded)
Ukraine—(concluded)
Ukraine Government International Bond, 9.250%, due 07/24/17[2]	$200,000	$91,750
		591,996

Uruguay: 0.09%
Republic of Uruguay, 4.500%, due 08/14/24	116,000	124,700
6.875%, due 09/28/25	60,000	75,338
		200,038

Venezuela: 1.51%
Republic of Venezuela, 7.650%, due 04/21/25	2,850,000	1,225,500
7.750%, due 10/13/19[2]	365,000	169,725
8.250%, due 10/13/24[2]	2,000,000	875,000
9.250%, due 05/07/28[2]	712,000	316,840
9.375%, due 01/13/34	1,700,000	773,500
		3,360,565

Vietnam: 0.27%
Socialist Republic of Vietnam, 4.800%, due 11/19/24[1]	200,000	208,750
6.750%, due 01/29/20[2]	350,000	394,625
		603,375

Zambia: 0.16%
Republic of Zambia, 5.375%, due 09/20/22[1]	400,000	368,000
Total Non-US government obligations (cost $164,721,532)		148,021,533

	Face amount		Value
Structured notes: 2.76%
Ghana: 0.21%
Citigroup Funding, Inc., 23.000%, due 08/23/17[1] (linked to Republic of Ghana, 23.000%, due 08/21/17)	GHS	1,750,000	$467,198

India: 2.55%
Standard Chartered Bank, 7.160%, due 05/20/23 (linked to Republic of India, 7.160%, due 05/20/23)		$5,775,736	5,697,723
Total structured notes (cost $6,513,844)			6,164,921
Total bonds (cost $232,316,178)			213,222,680

	Shares
Short-term investment: 2.15%
Investment company: 2.15%
UBS Cash Management Prime Relationship Fund[9] (cost $4,805,750)		4,805,750	4,805,750
Total investments: 97.70% (cost $237,121,928)			218,028,430

Cash and other assets, less liabilities: 2.30%			5,133,307
Net assets: 100.00%			$223,161,737

Global High Income Fund Inc.

Portfolio of investments—April 30, 2015

(unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$9,043,767
Gross unrealized depreciation	(28,137,465)
Net unrealized depreciation of investments	$(19,093,498)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 19. Portfolio footnotes begin on page 18.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	IDR	6,447,413,042	USD	476,527	06/17/15	$(16,139)
BB	INR	368,600,000	USD	5,799,245	06/17/15	51,812
BB	MXN	7,150,000	USD	460,548	06/17/15	(3,992)
BB	USD	188,420	COP	475,950,000	06/17/15	10,543
BB	USD	3,784,183	HUF	1,088,217,499	06/17/15	233,716
BB	USD	602	IDR	7,940,000	06/17/15	5
BB	USD	981,114	INR	62,600,000	06/17/15	(5,018)
BB	USD	553,010	MXN	8,450,000	06/17/15	(4,010)
BB	USD	1,152,410	MYR	4,090,000	06/17/15	(8,624)
BB	USD	712,402	NGN	159,400,000	06/17/15	78,538
BB	USD	412,643	ZAR	5,000,000	06/17/15	4,534
BB	USD	583,235	ZAR	6,950,000	06/17/15	(3,358)
BB	ZAR	3,600,000	USD	289,738	06/17/15	(10,629)
CSI	BRL	15,622,850	USD	4,725,319	06/17/15	(379,918)
CSI	CNY	3,320,000	USD	532,606	06/17/15	(939)
CSI	PEN	400,000	USD	128,020	06/17/15	1,160
CSI	PEN	6,837,000	USD	2,160,872	06/17/15	(7,491)
CSI	USD	1,405,537	BRL	4,315,000	06/17/15	4,519
CSI	USD	2,181,028	COP	5,738,690,000	06/17/15	217,945
CSI	USD	253,244	COP	605,000,000	06/17/15	(333)
CSI	USD	597,354	IDR	7,900,000,000	06/17/15	6,309
CSI	USD	4,515,996	MXN	70,156,000	06/17/15	42,075
CSI	USD	2,347,135	MXN	35,950,000	06/17/15	(11,445)
CSI	USD	1,812,172	MYR	6,740,487	06/17/15	72,833
CSI	USD	191,571	PEN	600,000	06/17/15	(1,280)
CSI	USD	1,988,495	PHP	88,150,000	06/17/15	(14,235)
CSI	USD	2,536,149	PLN	9,945,000	06/17/15	222,233
DB	PHP	69,859,700	USD	1,574,658	06/17/15	10,038
DB	PLN	4,650,000	USD	1,186,679	06/17/15	(103,062)
DB	USD	1,265,317	BRL	4,045,000	06/17/15	56,508
DB	USD	181,118	COP	470,000,000	06/17/15	15,359
DB	USD	596,829	IDR	7,907,940,000	06/17/15	7,441
DB	USD	177,912	MXN	2,700,000	06/17/15	(2,492)
DB	USD	1,391,206	PHP	61,700,000	06/17/15	(9,336)
DB	USD	387,802	PLN	1,400,000	06/17/15	508

Global High Income Fund Inc.

Portfolio of investments—April 30, 2015

(unaudited)

Forward foreign currency contracts (concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
DB	USD	1,740,645	RUB	110,617,999	06/17/15	$371,630
DB	USD	3,264,855	TRY	8,704,324	06/17/15	(51,276)
DB	USD	583,176	ZAR	6,950,000	06/17/15	(3,300)
DB	USD	2,331,813	ZAR	29,045,000	06/17/15	91,570
DB	ZAR	16,050,000	USD	1,322,065	06/17/15	(17,074)
GSI	HUF	206,500,000	USD	737,474	06/17/15	(24,962)
GSI	RON	1,365,000	USD	323,920	06/17/15	(22,240)
GSI	TRY	1,885,000	USD	681,884	06/17/15	(14,045)
GSI	USD	521,560	BRL	1,645,000	06/17/15	15,993
GSI	USD	85,609	CLP	54,819,400	06/17/15	3,634
GSI	USD	983,760	TRY	2,600,000	06/17/15	(23,857)
JPMCB	EUR	4,010,000	USD	4,315,105	07/16/15	(191,987)
Net unrealized appreciation on forward foreign currency contracts						$587,861

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Long Bond, 15 contracts (USD)	June 2015	$2,428,942	$2,393,906	$(35,036)
5 Year US Treasury Notes, 9 contracts (USD)	June 2015	1,082,360	1,081,195	(1,165)
US Treasury futures sell contracts:
US Ultra Bond, 16 contracts (USD)	June 2015	(2,686,745)	(2,632,000)	54,745
10 Year US Treasury Notes, 21 contracts (USD)	June 2015	(2,702,954)	(2,695,874)	7,080
Net unrealized appreciation on futures contracts				$25,624

Currency swap agreements10

	Notional Amount
Counterparty	Pay contracts		Receive contracts		Termination date	Pay rate[11]	Receive rate[11]	Upfront payments	Value	Unrealized appreciation
BB	PHP	85,653,500	USD	2,085,803	12/18/15	1.300%	6 month USD LIBOR	$—	$168,026	$168,026

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[11]	Payments received by the Fund[11]	Upfront payments	Value	Unrealized appreciation/ (depreciation)
CITI	BRL	6,749,706	01/02/17	1 Day CDI	12.280%	$—	$(9,039)	$(9,039)
CITI	BRL	2,814,422	01/04/21	12.570%	1 Day CDI	—	(30,899)	(30,899)
CITI	MYR	1,950,000	08/24/15	3 month KLIBOR	3.505	—	(848)	(848)
DB	MYR	7,650,000	08/24/15	3 month KLIBOR	3.500	—	(3,380)	(3,380)
DB	ZAR	12,700,000	05/31/23	3 month JIBAR	7.480	—	(14,367)	(14,367)
MLI	MXN	7,200,000	11/16/28	28 day MXIBTIIE	8.830	—	109,316	109,316
MLI	MXN	7,000,000	11/21/28	28 day MXIBTIIE	8.610	—	96,629	96,629
MLI	ZAR	35,000,000	06/04/18	3 month JIBAR	6.400	—	(57,958)	(57,958)
						$—	$89,454	$89,454

Global High Income Fund Inc.

Portfolio of investments—April 30, 2015

(unaudited)

Credit default swap on credit indices—buy protection12

Counterparty	Referenced index[13]	Notional amount		Termination date	Payments made by the Fund[11]	Upfront payments received	Value	Unrealized appreciation
BB	CDX.EM Series 21 Index	USD	1,350,000	06/20/19	5.000%	$136,714	$(54,320)	$82,394
BB	CDX.EM Series 21 Index	USD	1,700,000	06/20/19	5.000	172,977	(68,403)	104,574
DB	CDX.EM Series 21 Index	USD	3,050,000	06/20/19	5.000	308,877	(122,723)	186,154
MLI	CDX.EM Series 20 Index	USD	1,500,000	12/20/18	5.000	106,500	(47,353)	59,147
						$725,068	$(292,799)	$432,269

Credit default swaps on sovereign issues—buy protection12

Counterparty	Referenced obligation[13]	Notional amount		Termination date	Payments made by the Fund[11]	Upfront payments made	Value	Unrealized appreciation/ (depreciation)
DB	Federation of Russia bond, 7.500%, due 03/31/30	USD	1,000,000	03/20/16	1.000%	$(16,785)	$15,938	$(847)
DB	Republic of Colombia bond, 10.375%, due 01/28/33	USD	680,000	12/20/24	1.000	(37,843)	50,541	12,698
						$(54,628)	$66,479	$11,851

Credit default swaps on sovereign issues—sell protection14

Counterparty	Referenced obligation[13]	Notional amount		Termination date	Payments received by the Fund[11]	Upfront payments received	Value	Unrealized depreciation	Credit spread[15]
BB	Federal Republic of Brazil bond, 12.250%, due 03/06/30	USD	180,000	06/20/22	1.000%	$14,775	$(17,950)	$(3,175)	2.630%
BB	Federation of Russia bond, 7.500%, due 03/31/30	USD	2,900,000	12/20/22	1.000	277,973	(477,586)	(199,613)	3.700
DB	Federal Republic of Brazil bond, 12.250%, due 03/06/30	USD	800,000	06/20/22	1.000	64,908	(79,778)	(14,870)	2.630
DB	United Mexican States bond, 7.500%, due 04/08/33	USD	680,000	12/20/24	1.000	22,977	(37,416)	(14,439)	1.680
						$380,633	$(612,730)	$(232,097)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$59,036,226	$—	$59,036,226
Non-US government obligations	—	148,021,533	—	148,021,533
Structured notes	—	6,164,921	—	6,164,921
Short-term investment	—	4,805,750	—	4,805,750

Global High Income Fund Inc.

Portfolio of investments—April 30, 2015

(unaudited)

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Forward foreign currency contracts	$—	$1,518,903	$—	$1,518,903
Futures contracts	61,825	—	—	61,825
Swap agreements	—	440,450	—	440,450
Total	$61,825	$219,987,783	$—	$220,049,608

Liabilities
Forward foreign currency contracts	$—	$(931,042)	$—	$(931,042)
Futures contracts	(36,201)	—	—	(36,201)
Swap agreements	—	(1,022,020)	—	(1,022,020)
Total	$(36,201)	$(1,953,062)	$—	$(1,989,263)

At April 30, 2015, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2015, the value of these securities amounted to $37,492,842 or 16.80% of net assets.
[2]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At April 30, 2015, the value of these securities amounted to $55,894,687 or 25.05% of net assets.
[3]	Variable or floating rate security—The interest rate shown is the current rate as of April 30, 2015 and changes periodically.
[4]	Security pays, when required, a floating rate that is determined annually based on the Argentina GDP.
[5]	Security is in default.
[6]	Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer’s country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.
[7]	Rate shown reflects annualized yield at April 30, 2015 on zero coupon bond.
[8]	Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of April 30, 2015. Maturity date disclosed is the ultimate maturity date.
[9]	The table below details the Fund’s investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 10/31/14	Purchases during the six months ended 04/30/15	Sales during the six months ended 04/30/15	Value 04/30/15	Net income earned from affiliate for the six months ended 04/30/15
UBS Cash Management Prime Relationship Fund	$6,240,018	$25,314,724	$26,748,992	$4,805,750	$1,714

[10]	Illiquid investment as of April 30, 2015.
[11]	Payments made or received are based on the notional amount.
[12]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
[13]	Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.

Global High Income Fund Inc.

Portfolio of investments—April 30, 2015

(unaudited)

[14]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation.
[15]	Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.

Portfolio acronyms

CDI	CHESS Depositary Interest
GDP	Gross Domestic Product
GMTN	Global Medium Term Note
JIBAR	Johannesburg Interbank Agreed Rate
JSC	Joint Stock Company
KLIBOR	Korea Interbank Offered Rate
LIBOR	London Interbank Offered Rate
MXIBTIIE	Mexico Interbank TIIE 28 Day Rate
OJSC	Open Joint Stock Company

Counterparty abbreviations

BB	Barclays Bank PLC
CITI	CitiBank NA
CSI	Credit Suisse International
DB	Deutsche Bank AG
GSI	Goldman Sachs International
JPMCB	JPMorgan Chase Bank
MLI	Merrill Lynch International

Currency abbreviations

BRL	Brazilian Real
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Colombian Peso
EUR	Euro
GHS	Ghanaian cedi
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigeria Naira
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

See accompanying notes to financial statements.

Global High Income Fund Inc.

Statement of assets and liabilities—April 30, 2015

(unaudited)

Assets:
Investments in securities of unaffiliated issuers, at value (cost—$232,316,178)	$213,222,680
Investment in securities of affiliated issuer, at value (cost—$4,805,750)	4,805,750
Total investments, at value (cost—$237,121,928)	$218,028,430
Foreign currency, at value (cost—$419,803)	442,052
Dividends and interest receivable	3,973,101
Receivable for investments sold	2,664,634
Foreign tax reclaims receivable	65,619
Due from custodian	365,157
Variation margin on futures contracts	25,624
Cash collateral for futures contracts	46,882
Cash collateral for swap agreements	1,120,000
Outstanding swap agreements, at value[1]	440,450
Unrealized appreciation on forward foreign currency contracts	1,518,903
Other assets	20,077
Total assets	228,710,929
Liabilities:
Payable for investments purchased	3,000,479
Outstanding swap agreements, at value[1]	1,022,020
Unrealized depreciation on forward foreign currency contracts	931,042
Payable for investment advisory and administration fees	182,288
Payable for foreign capital gains taxes	152,261
Due to custodian	116,309
Due to broker	23,822
Directors’ fees payable	5,782
Accrued expenses and other liabilities	115,189
Total liabilities	5,549,192
Net assets:[2]
Capital stock—$0.001 par value; 100,000,000 shares authorized; 21,591,836 shares issued and outstanding	$257,315,423
Accumulated undistributed net investment income	1,874,293
Accumulated net realized loss	(17,856,846)
Net unrealized depreciation	(18,171,133)
Net assets	$223,161,737
Net asset value per share	$10.34

[1]	Net upfront payments received by the Fund on outstanding swap agreements amounted to $1,051,073.
[2]	The actual sources of the Fund’s fiscal year 2015 dividends/distributions may be net investment income, net realized capital gains, return of capital or a combination of the foregoing and may be subject to retroactive recharacterization at the end of the Fund’s fiscal year based on tax regulations. Shareholders will be informed of the tax characteristics of dividends/distributions after the close of the 2015 fiscal year.

See accompanying notes to financial statements.

Global High Income Fund Inc.

Statement of operations

For the six months ended April 30, 2015 (unaudited)
Investment income:
Interest income, net of foreign withholding taxes of $146,107	$7,870,363
Affiliated income	1,714
Total income	7,872,077
Expenses:
Investment advisory and administration fees	1,111,532
Custody and accounting fees	124,698
Professional fees	77,132
Reports and notices to shareholders	36,519
Directors’ fees	11,855
Listing fees	11,778
Transfer agency fees	8,394
Insurance expense	3,013
Other expenses	26,883
Total expenses	1,411,804
Net investment income	6,460,273
Realized and unrealized gains (losses) from investment activities:
Net realized gain (loss) on:
Investments	(9,981,911)
Futures contracts	227,008
Swap agreements	(573,011)
Forward foreign currency contracts	(1,955,211)
Foreign currency transactions	121,548
Change in net unrealized appreciation/depreciation on:
Investments (net of decrease in payable for foreign capital gains taxes of $47,584)	(6,597,769)
Futures contracts	(20,155)
Swap agreements	826,519
Forward foreign currency contracts	788,542
Translation of other assets and liabilities denominated in foreign currency	47,893
Net realized and unrealized loss from investment activities	(17,116,547)
Net decrease in net assets resulting from operations	$(10,656,274)

See accompanying notes to financial statements.

Global High Income Fund Inc.

Statement of changes in net assets

	For the six months ended April 30, 2015 (unaudited)	For the year ended October 31, 2014
From operations:
Net investment income	$6,460,273	$13,710,727
Net realized loss	(12,161,577)	(7,064,621)
Change in net unrealized appreciation/depreciation	(4,954,970)	(7,432,787)
Net decrease in net assets resulting from operations	(10,656,274)	(786,681)
Dividends and distributions to shareholders from:
Net investment income	(6,756,085)[1]	(7,009,453)
Return of capital	—	(9,266,473)
Total dividends and distributions to shareholders	(6,756,085)	(16,275,926)
Net decrease in net assets	(17,412,359)	(17,062,607)
Net assets:
Beginning of period	240,574,096	257,636,703
End of period	$223,161,737	$240,574,096
Accumulated undistributed net investment income	$1,874,293 [1]	$2,170,105

[1]	The actual sources of the Fund’s fiscal year 2015 dividends/distributions may be net investment income, net realized capital gains, return of capital or a combination of the foregoing and may be subject to retroactive recharacterization at the end of the Fund’s fiscal year based on tax regulations. Shareholders will be informed of the tax characteristics of dividends/distributions after the close of the 2015 fiscal year.

See accompanying notes to financial statements.

Global High Income Fund Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

	For the six months ended April 30, 2015 (unaudited)	For the years ended October 31,
		2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.14	$11.93	$13.45	$13.00	$14.16	$12.90
Net investment income[1]	0.30	0.63	0.68	0.79	0.63	0.77
Net realized and unrealized gains (losses)	(0.79)	(0.67)	(1.30)	0.65	(0.39)	1.55
Net increase (decrease) from operations	(0.49)	(0.04)	(0.62)	1.44	0.24	2.32
Dividends from net investment income	(0.31)	(0.32)	(0.26)	(0.71)	(1.37)	(1.06)
Distributions from net realized gains	—	—	—	(0.28)	—	—
Return of capital	—	(0.43)	(0.64)	—	(0.03)	—
Total dividends, distributions, and return of capital	(0.31)[2]	(0.75)	(0.90)	(0.99)	(1.40)	(1.06)
Net asset value, end of period	$10.34	$11.14	$11.93	$13.45	$13.00	$14.16
Market price, end of period	$8.99	$9.68	$10.49	$12.74	$12.54	$14.98
Total net asset value return[3]	(4.34)%	(0.24)%	(4.81)%	11.53%	1.95%	18.91%
Total market price return[4]	(3.80)%	(0.48)%	(11.11)%	9.79%	(6.98)%	41.52%
Ratios to average net assets:
Expenses before fee waivers	1.27%[5]	1.44%	1.47%	1.48%	1.50%	1.54%
Expenses after fee waivers	1.27%[5]	1.31%	1.29%	1.36%	1.44%	1.47%
Net investment income	5.81%[5]	5.56%	5.29%	6.10%	4.64%	5.76%
Supplemental data:
Net assets, end of period (000’s)	$223,162	$240,574	$257,637	$290,367	$280,799	$305,683
Portfolio turnover rate	24%	45%	42%	52%	71%	84%

[1]	Calculated using the average shares method.
[2]	The actual sources of the Fund’s fiscal year 2015 dividends/distributions may be net investment income, net realized capital gains, return of capital or a combination of the foregoing and may be subject to retroactive recharacterization at the end of the Fund’s fiscal year based on tax regulations. Shareholders will be informed of the tax characteristics of dividends/distributions after the close of the 2015 fiscal year.
[3]	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable dates. Total net asset value return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares. Total return based on net asset value is hypothetical as investors cannot purchase or sell Fund shares at the net asset value but only at market prices. Total net asset value return for the period of less than one year has not been annualized.
[4]	Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares. Total market price return for the period of less than one year has not been annualized.
[5]	Annualized.

See accompanying notes to financial statements.

Global High Income Fund Inc.

Notes to financial statements

(unaudited)

Organization and significant accounting policies

Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland on February 23, 1993 and is registered with the US Securities and Exchange Commission (“SEC”) as a closed-end, non-diversified management investment company. The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective the Fund seeks capital appreciation, to the extent consistent with its primary objective.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments

The Fund calculates its net asset value based on the current market value, where available, for its portfolio of securities. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or the “Advisor”), the investment advisor of the Fund. UBS Global AM is an indirect asset management subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investments; and the evaluation of forces which influence the market in which the investments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (“NYSE”).

Certain investments in which the Fund invests are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will

Global High Income Fund Inc.

Notes to financial statements

(unaudited)

not be reflected in the Fund’s net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund’s investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund’s use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund’s custodian and accounting agent.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board (or a committee designated by it).

The Board has delegated to the UBS Global Asset Management Global Valuation Committee (“GVC”) the responsibility for making fair value determinations with respect to the Fund’s portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews of security valuations.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value the Fund’s portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of investments; and the evaluation of forces which influence the market in which the investments are purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

Global High Income Fund Inc.

Notes to financial statements

(unaudited)

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

The provisions of ASC Topic 815 “Derivatives and Hedging” (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though the Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of April 30, 2015 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of April 30, 2015, the Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. The volume of derivatives that is presented in the Portfolio of investments of the Fund is consistent with the derivative activity during the period ended April 30, 2015. The Fund may be a seller of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements).

Disclosure of derivatives by underlying risk as of and for the period ended April 30, 2015 is as follows:

Asset derivatives
	Interest rate risk	Credit risk	Foreign exchange risk	Total
Forward foreign currency contracts[1]	$—	$—	$1,518,903	$1,518,903
Futures contracts[2]	61,825	—	—	61,825
Swap agreements[1]	205,945	66,479	168,026	440,450
Total value	$267,770	$66,479	$1,686,929	$2,021,178

[1]	Statement of assets and liabilities location: Outstanding swap agreements, at value and unrealized appreciation on forward foreign currency contracts.
[2]	Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Global High Income Fund Inc.

Notes to financial statements

(unaudited)

Liability derivatives
	Interest rate risk	Credit risk	Foreign exchange risk	Total
Forward foreign currency contracts[1]	$—	$—	$(931,042)	$(931,042)
Futures contracts[2]	(36,201)	—	—	(36,201)
Swap agreements[1]	(116,491)	(905,529)	—	(1,022,020)
Total value	$(152,692)	$(905,529)	$(931,042)	$(1,989,263)

[1]	Statement of assets and liabilities location: Outstanding swap agreements, at value and unrealized depreciation on forward foreign currency contracts.
[2]	Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Activities in derivative instruments during the period ended April 30, 2015, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$(1,955,211)	$(1,955,211)
Futures contracts	227,008	—	—	227,008
Options purchased[2]	(549)	—	—	(549)
Swap agreements	(300,373)	(263,623)	(9,015)	(573,011)
Total net realized loss	$(73,914)	$(263,623)	$(1,964,226)	$(2,301,763)

Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	—	$—	$788,542	$788,542
Futures contracts	$(20,155)	—	—	(20,155)
Swap agreements	290,729	538,897	(3,107)	826,519
Total change in net unrealized appreciation/depreciation	$270,574	$538,897	$785,435	$1,594,906

[1]	Statement of operations location: Net realized gain (loss) on futures contracts, options purchased, swap agreements and forward foreign currency contracts.
[2]	Realized gain (loss) is included in net realized gain (loss) on investments.
[3]	Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, swap agreements and forward foreign currency contracts.

In January 2013, Accounting Standards Update 2013-01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, replaced Accounting Standards Update 2011-11 (“ASU 2011-11”), Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase and reverse repurchase agreements, and securities lending and borrowing transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Global High Income Fund Inc.

Notes to financial statements

(unaudited)

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	1,518,903	(931,042)
Futures contracts	61,825	(36,201)
Swap agreements	440,450	(1,022,020)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	2,021,178	(1,989,263)
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(61,825)	36,201
Total gross amount of assets and liabilities subject to MNA or similar agreements	1,959,353	(1,953,062)

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of April 30, 2015.

Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)	Net Amount of Assets ($)
BB	547,174	(547,174)	—	—
CSI	567,074	(415,641)	—	151,433
DB	619,533	(444,204)	—	175,329
GSI	19,627	(19,627)	—	—
MLI	205,945	(105,311)	—	100,634
Total	1,959,353	(1,531,957)	—	427,396

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)	Net Amount of Liabilities ($)
BB	(670,029)	547,174	—	(122,855)
CSI	(415,641)	415,641	—	—
CITI	(40,786)	—	—	(40,786)
DB	(444,204)	444,204	—	—
GSI	(85,104)	19,627	—	(65,477)
JPMCB	(191,987)	—	—	—
MLI	(105,311)	105,311	—	—
Total	(1,953,062)	1,531,957	—	(421,105)

Restricted securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Restricted securities are identified, if any, in the Portfolio of investments and information regarding them, is included in the Fund’s Portfolio of investments footnotes.

Investment transactions and investment income

Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Global High Income Fund Inc.

Notes to financial statements

(unaudited)

Foreign currency translation

The Fund uses the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of the Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of the Fund’s portfolio are presented at the foreign exchange rates at the end of the Fund’s fiscal period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income in accordance with US federal income tax regulations.

Forward foreign currency contracts

The Fund may enter into forward foreign currency exchange contracts (“forward contracts”) in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts in an attempt to enhance income or gains.

The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund identifies cash or liquid securities in an amount not less than the value of its assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar.

Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have been sold or matured.

Futures contracts

The Fund may use financial futures contracts for hedging purposes and to adjust exposure to US and foreign fixed income markets in connection with a reallocation of the Fund’s assets or to manage the average duration of the Fund. The Fund may also use futures contracts in an attempt to enhance income or gains. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. Using financial futures contracts involves various market risks, including interest rate risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that the Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/ or liquid securities equal to a certain percentage of the contract amount. This amount is known as the “initial

Global High Income Fund Inc.

Notes to financial statements

(unaudited)

margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Swap agreements

The Fund may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, the Fund may enter into interest rate cap and floor transactions which involve an agreement between two parties in which one party agrees to make payments to the other when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on pre-determined dates or during a specified period. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

The Fund may enter into currency swap agreements with another party to receive or pay amounts based on changes in currency exchange rates in order to protect itself from or take advantage of exchange rate fluctuations. The Fund utilizes currency swaps to earn income and enhance returns as well as to manage the risk profile of the Fund. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount. Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign exchange risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will retain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate

Global High Income Fund Inc.

Notes to financial statements

(unaudited)

issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of April 30, 2015 for which the Fund is the seller of protection are disclosed under the section “Credit default swaps on corporate and sovereign issues—sell protection” in the Notes to Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by the Fund for the same referenced entity or entities.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within outstanding swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Structured notes

The Fund may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each structured note, the Fund will receive a payment from a counterparty based on the value of the referenced security or index (notional amount multiplied by the price of the referenced security or index) and record a realized gain or loss.

Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risk that the issuer of the structured notes may fail to perform its contractual obligations.

Option writing

The Fund may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying

Global High Income Fund Inc.

Notes to financial statements

(unaudited)

security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

Purchased options

The Fund may purchase put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), as well as exchange listed call options on particular market segment indices to achieve temporary exposure to a specific security, currency, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

Dividends and distributions

Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with income tax regulations, which may differ from US GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in US securities. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment advisor and administrator and other transactions with related entities

The Fund’s Board has approved an investment advisory and administration contract dated August 1, 2014, with UBS Global AM (the “Advisory Contract”); the Advisory Contract superseded an earlier agreement (the “Prior Advisory Contract”). The only substantive difference between the Advisory Contract and the Prior Advisory Contract is that the Advisory Contract reflects a Board approved reduction in the contractual investment advisory and administration fee paid to UBS Global AM.

Global High Income Fund Inc.

Notes to financial statements

(unaudited)

Pursuant to the Prior Advisory Contract, the Fund had agreed to pay UBS Global AM an investment advisory and administration fee, accrued weekly and paid monthly, at the annual rate of 1.25% of the Fund’s average weekly net assets. UBS Global AM had, since August 2005, contractually waived a portion of the fee it received under the Prior Advisory Contract through a fee reduction “breakpoint,” which reduced the fee so that it was assessed at an annual rate of (1) 1.25% of the Fund’s average weekly net assets on assets up to $200 million, and (2) 1.00% of the Fund’s average weekly net assets on assets above $200 million.

Beginning August 2010, UBS Global AM had also voluntarily waived from year-to-year compensation otherwise payable to it under the Prior Advisory Contract. Effective August 1, 2013, through July 31, 2014, UBS Global AM waived additional compensation so that it was paid at the annual rate of 1.10% of the Fund’s weekly net assets up to $200 million and at the annual rate of 1.00% of the Fund’s average weekly net assets above $200 million.

When the Prior Advisory Contract was superseded by the Advisory Contract, effective August 1, 2014, the contractual fee rate was changed from 1.25% to a flat rate of 1.00% of the Fund’s average weekly net assets. Given the new, lower contractual fee rate under the Advisory Contract, the older “breakpoint” structure was removed, and the voluntary year-to-year waiver arrangements that related to the Prior Advisory Contract were replaced by the ongoing lower contractual fee under the Advisory Contract, namely the 1.00% rate.

At April 30, 2015, the Fund owed UBS Global AM $182,288, which is composed of investment advisory and administration fees.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the six months ended April 30, 2015, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $6,774,673. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

Securities lending

The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund did not lend any securities during the period ended April 30, 2015.

Global High Income Fund Inc.

Notes to financial statements

(unaudited)

Capital stock

There are 100,000,000 shares of $0.001 par value common stock authorized and 21,591,836 shares outstanding at April 30, 2015. For the six months ended April 30, 2015 and for the year ended October 31, 2014, there were no transactions involving common stock.

Purchases and sales of securities

For the period ended April 30, 2015, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $52,520,208, and $54,759,172, respectively.

Federal tax status

It is the Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the year ended October 31, 2014 was as follows:

Distributions paid from:	2014
Ordinary income	$7,009,453
Net long-term capital gains	9,266,473
Total distributions paid	$16,275,926

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Fund’s fiscal year ending October 31, 2015.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after December 22, 2010 may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2014, the Fund had post-enactment net capital losses incurred that will be carried forward indefinitely as follow:

Short-term losses	Long-term losses	Net capital losses
$126,124	$5,305,279	$5,431,403

Qualified late year losses are deemed to arise on the first business day of a Fund’s next taxable year. For the year ended October 31, 2014, the Fund did not incur, or elect to defer any such losses.

ASC 740-10 “Income Taxes—Overall” sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Fund has conducted an analysis and concluded, as of April 30, 2015, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is the Fund’s policy to record any significant foreign tax exposures on the financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the six months ended April 30, 2015, the Fund did not incur any interest or penalties.

Global High Income Fund Inc.

Notes to financial statements

(unaudited)

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes that will be paid by the Fund.

Each of the tax years in the four year period ended October 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Global High Income Fund Inc.

General information

(unaudited)

The Fund

Global High Income Fund Inc. (the “Fund”) is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment advisor and administrator is UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).

Shareholder information

The Fund’s NYSE trading symbol is “GHI.” Net asset value and market price information as well as other information about the Fund is updated each business day on UBS’s web site at the following internet address: http://globalam-us.ubs.com/corpweb/closedendedfunds.do.

Shareholder meeting information

An annual meeting of shareholders of the Fund was held on February 19, 2015. At the meeting, the three nominees as Class II directors, namely Richard Q. Armstrong, Alan S. Bernikow and David Malpass, were elected to serve as board members for three year terms and until their successors are duly elected and qualified or until they retire, resign or are earlier removed. The shares were voted as indicated below:

To vote for or withhold authority in the election of:	Shares voted for	Shares withhold authority
Richard Q. Armstrong	14,435,633.782	4,049,140.953
Alan S. Bernikow	14,451,801.782	4,032,972.953
David Malpass	14,459,758.514	4,025,016.221

The following persons’ terms of office as directors also continued after the annual meeting given that they were in other director classes: Richard R. Burt, Bernard H. Garil, Meyer Feldberg, and Heather R. Higgins. The Fund is not aware of any broker non-votes. (Broker non-votes are shares held in streetname for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.)

Quarterly Form N-Q portfolio schedule

The Fund will file its complete schedule of portfolio holdings with the US Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1 888-793 8637.

Proxy voting policies, procedures and record

You may obtain a description of the Fund’s (1) proxy voting policies (2) proxy voting procedures, and information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-888-793 8637, online on UBS’s Web site: http://www.ubs.com/us/en/asset_management/individual_ investors/closed_end_funds.html or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Dividend reinvestment plan

The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all

Global High Income Fund Inc.

General information

(unaudited)

dividends and other distributions on their shares of common stock automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan.

The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on the investor’s share certificate or in the transfer agent’s records.

An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. Investors should consider whether continued participation in the dividend reinvestment plan is appropriate for them when the Fund’s market price exceeds its net asset value; a portion of a dividend/distribution may represent a return of capital, which would be reinvested in the Fund at a premium to net asset value. The number of shares of common stock purchased with each dividend/distribution will be equal to the result obtained by dividing the amount of the dividend/distribution payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent’s fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days’ written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035. For further information regarding the Plan, you may also contact the transfer agent directly at 1-866-352 5528.

Distribution policy

The Fund’s Board adopted a managed distribution policy in December 1999, which was revised (1) effective June 2005, (2) effective August 2009, (3) effective June 2012, (4) effective June 2014 and (5) effective June 2015. Pursuant to the policy as in effect from December 1999 through early May 2005, the Fund made regular monthly distributions at an annualized rate equal to 11% of the Fund’s net asset value, as determined as of the last trading day during the first week of that month (usually a Friday unless the NYSE is closed that Friday). The Board approved reducing the annualized rate for distribution pursuant to the policy from 11% to 9% effective beginning with the June 2005 monthly distribution. The Board approved a further reduction in the annualized rate for distributions pursuant to the policy from 9% to 8% in July 2009, effective beginning with the August 2009 monthly

Global High Income Fund Inc.

General information

(unaudited)

distribution. The Board approved a subsequent reduction in the annualized rate for distributions pursuant to the policy from 8% to 7% in May 2012, effective beginning with the June 2012 monthly distribution. The Board approved a reduction in the annualized rate for distributions pursuant to the policy from 7% to 6% in May 2014, effective beginning with the June 2014 monthly distribution. Most recently, the Board approved an increase in the annualized rate for distributions pursuant to the policy from 6% to 9% in May 2015, effective beginning with the June 2015 monthly distribution. Prior to December 20, 1999, the Fund’s distributions varied based on the Fund’s net investment income and realized capital gains or losses.

Monthly distributions based on a fixed percentage of the Fund’s net asset value may require the Fund to make multiple distributions of long term capital gains during a single fiscal year. The Fund has received exemptive relief from the Securities and Exchange Commission that enables it to do so. The Fund’s Board receives recommendations from UBS Global AM, the Fund’s investment advisor, periodically and no less frequently than annually will reassess the annualized percentage of net assets at which the Fund’s monthly distributions will be made.

The above information supplements that contained on the inside front cover of this report.

Directors

Richard Q. Armstrong

Chairman

Alan S. Bernikow

Richard R. Burt

Meyer Feldberg

Bernard H. Garil

Heather R. Higgins

David Malpass

Principal Officers

Mark E. Carver

President

Mark F. Kemper

Vice President and Secretary

Thomas Disbrow

Vice President and Treasurer

Uwe Schillhorn

Vice President

Investment Advisor and Administrator

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

©UBS 2015. All rights reserved.

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 6. Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	(1) Name – Dr. Federico Kaune (In July 2015, Dr. Kaune replaced the individual identified as the registrant’s prior portfolio manager in its last annual report.)

Title – N/A (Dr. Kaune became primarily responsible for the day-to-day management of the registrant in July 2015 and had not yet been appointed an officer of the registrant as of the date of the filing of this Form N-CSR report.)

Length of Service – Since July 2015 (Given that Dr. Kaune’s service as portfolio manager did not commence until after the shareholder report filed herewith had been finalized and printed, information concerning him does not appear in that shareholder report. The registrant issued a press release on July 8, 2015, announcing the change.)

Business Experience Last 5 Years – Dr. Kaune is a managing director (since July 2015) and Head of the Emerging Markets Debt team (since July 2015) of UBS Global AM. He joined UBS Global AM in July 2015 from Baffin Advisors, where he was Senior Portfolio Manager, 2014-2015. From 2002-2014, he held various roles at Morgan Stanley Investment Management

(“MSIM”), including five years as Co-Head of Emerging Markets Debt and Senior Portfolio Manager responsible for managing both hard and local currency emerging market debt portfolios. Before joining MSIM, he was Senior Andean Economist at Goldman Sachs for five years and prior to that served as Economist at the International Monetary Fund in Washington, DC. He holds a Ph.D. and M.A. in Economics from the University of Chicago.

Information in Item 8(a) (1) is provided as of July 9, 2015.

(a)	(2) (i) Portfolio Manager

Dr. Federico Kaune

(a)	(2) (ii) (A) Registered Investment Companies

The portfolio manager is responsible for three additional Registered Investment Companies (not including the registrant) totaling approximately $177 million as of July 6, 2015.

(a)	(2) (ii) (B) Other Pooled Investment Vehicles

The portfolio manager was responsible for no additional Other Pooled Investment Vehicles as of June 30, 2015, as Dr. Kaune did not join UBS Global AM until July 2015. (Explanatory Note - Pursuant to the Instructions contained in Item 8 of Form N-CSR, this information is being provided as of the most recent practicable date, namely the most recent month-end before the filing of this report. Upon joining UBS Global AM in July 2015, Dr. Kaune began assuming responsibility for other accounts; further information regarding other accounts will be provided in the registrant’s next filing on Form N-CSR.)

(a)	(2) (ii) (C) Other accounts

The portfolio manager was responsible for no additional accounts as of June 30, 2015, as Dr. Kaune did not join UBS Global AM until July 2015. (Please see explanatory note above.)

(a)	(2) (iii) Accounts with respect to which an advisory fee is based on the performance of the account as of June 30, 2015.

As of June 30, 2015, the portfolio manager was not responsible for an account at UBS Global AM with respect to which the advisory fee was based on the performance of the account as Dr. Kaune did not join UBS Global AM until July 2015. (Please see explanatory note above.)

(a)	(2) (iv) Conflicts.

The portfolio management team’s management of the registrant and other accounts could result in potential conflicts of interest if the registrant and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the registrant. The portfolio manager and the team of which he is a member manage the registrant and other accounts utilizing a model approach that groups similar accounts within a model portfolio. UBS Global AM manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the registrant may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and accounts. To deal with these situations, UBS Global AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global AM and the registrant have adopted a Code of Ethics that governs such personal trading, but there is no assurance that the Code will adequately address all such conflicts.

(Information in Item 8(a)(2)(iv) is provided as of July 9, 2015 .)

(a)	(3) Compensation.

UBS Global AM’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of our clients and other stakeholders.

In general, the total compensation received by the portfolio managers and analysts at UBS Global AM consists of two elements: a fixed component (base salary and benefits) and an annual discretionary performance award.

Fixed component (base salary and benefits):

•	Set with the aim of being competitive in the industry and monitored and adjusted periodically with reference to the relevant local labor market in order to remain so.
•	The fixed component is used to recognize the experience, skills and knowledge that each portfolio manager or analyst brings to their role.

Performance award:

•	Determined annually on a discretionary basis.
•	Based on the individual’s financial and non-financial contribution—as assessed through a rigorous performance assessment process—as well as on the performance of their respective function, of UBS Global AM and of UBS as a whole.
•	Delivered in cash and, when total compensation is over a defined threshold, partly in deferral vehicles.
•	For awards subject to deferral, the deferred amount is calculated using graduated marginal deferral rates, which increase as the value of the performance award increases.
•	Deferred amounts are then delivered via two deferral vehicles – 75% in the UBS Global AM Equity Ownership Plan (Global AM EOP) and 25% in the Deferred Contingent Capital Plan (DCCP):

Global AM EOP awards vest over five years with 40% of the award vesting in year two, 40% in year three and 20% in year five, provided the vesting conditions, including continued service, are met and the awards have not been forfeited on or before the vesting dates. The Notional Funds awarded under the Global AM EOP are aligned to selected UBS Global AM funds. They provide for a high level of transparency and correlation between an employee’s compensation and the investment performance of UBS Global AM. This alignment with UBS Global AM funds enhances the alignment of investment professionals’ and other employees’ interests with those of our clients.

The DCCP was introduced for performance year 2012 onwards as a key component of UBS’s compensation framework to align compensation incentives with the capital strength of the firm. Awards under the DCCP vest 100% in year five, subject to vesting conditions, including continued employment, and are subject to forfeiture.

UBS Global AM believes that these deferral plans reinforce the critical importance of creating long-term business value, with both plans serving as alignment and retention tools.

Portfolio managers’ performance awards are linked with the investment performance of relevant client portfolios versus benchmark (here a blended benchmark composed of 50% of J.P. Morgan Emerging Markets Bond Index Global and 50% J.P. Morgan Government Bond Index – Emerging Markets Global Diversified) or other investment objectives and, where appropriate, peer strategies over one and three years. This is to ensure that long-term performance is the focus and that the interests of the portfolio managers are aligned with those of clients.

For analysts, performance awards are, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years. This is coupled with a qualitative assessment of their contribution considering factors such as the quality of their research, stock recommendations and their communication within and between teams and with portfolio managers.

(Information in Item 8(a)(3) is provided as of July 9, 2015.)

(a)	(4) Dollar Range of Securities of Registrant Beneficially Owned by Portfolio Manager.

None

(Information in Item 8(a)(4) is provided as of July 9, 2015.)

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in
Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance

Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)

(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global High Income Fund Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	July 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	July 9, 2015

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	July 9, 2015